UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

CHICAGO BRIDGE & IRON COMPANY N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction of incorporation)

1-12815	98-0420223
(Commission File Number)	(I.R.S. Employer Identification No.)

Prinses Beatrixlaan 35
2595 AK The Hague
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 31 70 373 2010

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.
Chicago Bridge & Iron Company N.V. (the “Company” or “CB&I”) is filing this Current Report on Form 8-K to reflect the impact on the Company’s Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) of treating the Company’s Capital Services Operations and Technology Operations as discontinued operations.
Discontinued Operations—On February 27, 2017, the Company entered into a definitive agreement to sell its “Capital Services Operations” (primarily comprised of the Company’s former Capital Services reportable segment). The Capital Services Operations provided comprehensive and integrated maintenance services, environmental engineering and remediation, construction services, program management, and disaster response and recovery services for private-sector customers and governments. The Company completed the sale of the Capital Services Operations on June 30, 2017. The Company considered the Capital Services Operations to be a discontinued operation in the first quarter of 2017, as the divestiture represented a strategic shift and would have a material effect on its operations and financial results.
In July 2017, the Company initiated a plan to market and sell its “Technology Operations” (primarily comprised of its former Technology reportable segment and its “Engineered Products Operations”, representing a portion of its Fabrication Services reportable segment). The Technology Operations provides proprietary process technology licenses and associated engineering services, catalysts and engineered products, primarily for the petrochemical and refining industries, and offers process planning and project development services and a comprehensive program of aftermarket support. The Company considered the Technology Operations to be a discontinued operation in the third quarter 2017 as the anticipated divestiture represented a strategic shift and would have a material effect on its operations and financial results.
McDermott/CB&I Combination—On December 18, 2017, the Company entered into a business combination agreement (the “Combination Agreement”) with McDermott International, Inc. (“McDermott”) to combine in an all-stock transaction whereby McDermott stockholders will own approximately 53% of the combined company and the Company’s shareholders will own approximately 47% (the “Combination”). Under the terms of the Combination Agreement, the Company's shareholders would be entitled to receive 2.47221 shares of McDermott common stock for each share of the Company's common stock (or 0.82407 shares if McDermott effects a planned three-to-one reverse stock split prior to closing), together with cash in lieu of fractional shares and subject to any applicable withholding taxes. As a result of the Combination Agreement, on December 18, 2017, the Company amended its senior credit facilities to, among other things, allow the Company to suspend its previous plan to market and sell its Technology Operations and allow for the Combination. Although the Company has suspended its plan to sell the Technology Operations, such operations are presented as a discontinued operation for purposes of this recast 2016 Form 10-K information because the Combination Agreement was effected subsequent to the filing of the Company's Form 10-Q for the quarter ended September 30, 2017 (the "2017 Third Quarter Form 10-Q") and this recast information is being provided prior to the filing of the Company’s Form 10-K for the year ended December 31, 2017 (the "2017 Form 10-K"). The Company anticipates the Technology Operations will be presented as a continuing operation in its 2017 Form 10-K.
Revised 2016 Form 10-K Sections—The following items of the 2016 Form 10-K are being revised (collectively, the “Revised Sections”) as reflected in Exhibit 99.1 to this Current Report on Form 8-K:

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data.
The Revised Sections are revised only to reflect the Company’s results as if the discontinued operations criteria for the Capital Services Operations and Technology Operations had been met during the periods being presented. With exception of the subsequent events footnote to the Company's financial statements within the revised Part II, Item 8, the Revised Sections do not reflect events occurring after the filing of the Company’s 2016 Form 10-K and do not modify or update the disclosures therein in any way, other than as specifically required to reflect the discontinued operations presentation. Further, the revisions do not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations, including the consolidated Company outlook, contained in the 2016 Form 10-K, for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than for the changes based on the discontinued operations. Other than the Revised Sections filed with this Current Report on Form 8-K, all other information in the 2016 Form 10-K remains unchanged and has not been otherwise updated for events occurring after the filing of the 2016 Form 10-K and continues to speak only as of the original filing date.
More recent information, including Risk Factors and Forward-Looking Statements, is contained in the Company’s 2017 Third Quarter Form 10-Q and other filings made by the Company with the SEC. These SEC filings contain important information regarding events, developments and updates affecting the Company and its expectations, including those that have occurred since the filing of the 2016 Form 10-K.  Accordingly, the revised Management’s Discussion and Analysis of Financial

Condition and Results of Operations should be read in conjunction with these revised Financial Statements and related notes thereto, the 2016 Form 10-K, the 2017 Third Quarter Form 10-Q, and other filings made by the Company with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

23.1 – Consent of Independent Registered Public Accounting Firm
99.1 – Revised Sections of 2016 Form 10-K
Part II, Item 6. Selected Financial Data
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8. Financial Statements and Supplementary Data
101.INS – XBRL Instance Document
101.SCH – XBRL Taxonomy Extension Schema Document
101.CAL – XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF – XBRL Taxonomy Extension Definition Linkbase Document
101.LAB – XBRL Taxonomy Extension Label Linkbase Document
101.PRE – XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
		By:	Chicago Bridge & Iron Company B.V.
		Its:	Managing Director

Date:	January 23, 2018	By:	/s/ Michael S. Taff
Michael S. Taff Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1
Revised Sections of 2016 Form 10-K

Part II, Item 6. Selected Financial Data

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document